Government Assistance	6 Months Ended
Jun. 30, 2026
Government Assistance [Abstract]
Government assistance

Note 13. Government assistance

SEALSQ France SAS and IC’Alps SAS are eligible for research tax credits provided by the French government. As of June 30, 2026 and December 31, 2025, the receivable balances in respect of these research tax credits owed to the Group were respectively USD 6,613,247 and USD 4,578,813, each translated at the period-end exchange rate.

The credit is deductible from the entity’s income tax charge for the year or payable in cash the following year, whichever event occurs first. Refundable R&D tax credits are accounted for as government assistance in accordance with ASC 832 and are recognized in the consolidated financial statements consistent with the Group’s accounting policy.

In addition, the Companies are also entitled to receive other grants, including interest subvention—a government incentive that subsidizes or reduces the interest cost on eligible borrowings (see Note 28 for further details)—as well as reimbursements for certain expenses.